SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
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                             FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported)         December 10, 2004
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                         BIOSYNERGY, INC.
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       (Exact name of Registrant as specified in its charter)


Illinois                         0-12459                    36-2880990
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(State or other jurisdiction   (Commission             (IRS Employer
      or incorporation)         File Number)             Identification)

         1940 E. Devon, Elk Grove  Village, Illinois 60007
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               (Address of principal executive offices)

Registrant's telephone number, including area code:     (847) 956-0471
                                                        ---------------
   N/A
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry Into a Material Definitive Agreement
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On December 10, 2004, Biosynergy, Inc. (the "Company") entered into an agreement to extend the Stock Option Agreement between Fred K. Suzuki, President, and the Company, dated November 12, 2001 (the "Stock Option Agreement") by amending the Stock Option Agreement. The Stock Option Agreement was originally entered into on November 12, 1998 and extended to November 12, 2001 with respect to the unexercised portion of the option. Effective November 12, 2004, the Company further extended the Option Agreement for two years to November 12, 2006 with respect to the remaining unexercised portion, or 2,591,000 shares. The option price for these shares is $.025 per share.


Item 9.01.  Financial Statements and Exhibits
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(c)   Exhibits
     (10)    Material Contracts
            (i)   Amended Stock Option Agreement, dated
                  November 12, 2004, between the Company and
                  Fred K. Suzuki


                           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BIOSYNERGY, INC.

Date:     _______, 2004             By: /s/ Fred K. Suzuki /s/
                                    ---------------------------------
                                    Fred K. Suzuki, President



                                    By:   /s/ Lauane C. Addis /s/
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                                    Lauane C. Addis, Secretary